Exhibit 1.01

 Data I/O Corporation’s Conflict Minerals Report

in Accordance with Rule 13p-1 under the Securities Exchange Act of 1934

This is the Conflict Minerals Report of Data I/O Corporation (“Data I/O,” the “Company,” “we,” “us,” or “our”) and subsidiaries for calendar year 2016 in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”).  Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Company and Manufacturing Overview

Data I/O Corporation and its subsidiaries manufacture or contract to manufacture electronic equipment used primarily in our customer’s production process for semiconductor programming and handling.  We had approximately $23 million in revenue in 2016, with 91 employees at the end of 2016.  Our manufacturing takes place in Redmond, Washington USA; Shanghai, China; and Germany.  Our manufacturing primarily consists of final assembly of purchased parts and subassemblies.  We contract for the manufacture of certain subassemblies, boards and adapters.

Assessment of Products

We assessed our products to determine if they contained necessary conflict minerals.  We determined our software products did not contain conflict minerals.  Our equipment products (PSV7000, PSV5000, PSV3000, PS388, FLX500, ProLine RoadRunner, RoadRunner3, FlashPAK III, LumenX programmers, FlashCORE programmers, Sprint programmers, Unifam programmers and related options for media handling, vision, laser marking, and adapters) all include one or more necessary conflict minerals.

Process

We created an internal team sponsored by our Vice President Operations & Chief Financial Officer and driven by our internal supply chain and administrative personnel from each of our USA, China and German offices.

We reviewed our conflict mineral policy and the use of a due diligence framework.  We developed a supplier contact and survey process and reviewed supply chain risk and mitigation.  We developed a documentation management information system and records retention to comply with the conflict mineral reporting requirements. Steps described in more detail below.

Conflict Minerals Policy

Data I/O is committed to working with our global supply chain to achieve greater transparency in our supply chain.  Our goal is to source responsibly to manufacture products that do not contain Conflict Minerals that support armed conflict in any of the Covered Countries.  As a result, we have established a conflict minerals compliance program that is designed to follow the framework established by the OECD in all material respects.  As part of that program, we expect that our suppliers conduct conflict minerals due diligence through their supply chains and report their results to us.

Due Diligence Framework

In conducting our due diligence, we implemented the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD 2011) (“OECD Framework”), an internationally recognized due diligence frame work, including the related supplements on gold, tin, tantalum and tungsten.

As an electronics manufacturer, Data I/O’s due diligence measures were based on the Electronic Industry Citizenship Coalition and Global e-Sustainability (“EICC/GeSI”) initiative with the smelters and refiners of conflict minerals who provide those conflict minerals to our suppliers.  As a company in the semiconductor programming equipment business, Data I/O is several levels removed from the smelter or actual mining of conflict minerals.  DATA I/O does not make purchases of raw ore or unrefined conflict minerals, makes no purchases from smelters or metal traders, and makes no purchases in the Covered Countries.  We depend entirely on our multi-tiered supply chain to provide conflict mineral sourcing information.

Data I/O’s Due Diligence

-

Assessed our products as to whether they contained conflict minerals and if so that the conflict minerals were necessary to the function of the products.  All of our equipment products contain one or more necessary conflict minerals.

-

Contacted our suppliers and interviewed them regarding their conflict mineral sourcing as well as discussing their supply-chain for items including conflict minerals. This involved educating them on the SEC reporting requirements and our due diligence expectations.

-

Reasonable country of origin inquiry and due diligence by conducting a supply-chain survey with direct suppliers of materials potentially containing conflict minerals using the EICC/GeSI Conflict Minerals Reporting Template to identify the smelters and refiners. This included follow up on identified discrepancies of reported smelter information.

-

Consolidating the survey information and comparing the smelters and refiners identified in the supply-chain survey against the list of smelter facilities which have been identified as “conflict free” by programs such as the EICC/GeSI Conflict Free Smelter (CFS) program for tantalum, tin, tungsten and gold.

Data I/O does not have a direct relationship with 3TG smelters and refiners, nor do we perform direct audits of these entities that provide our supply chain the 3TG. We rely upon the industry (for example, EICC and CFSI) and larger entities’ efforts to influence smelters and refineries to get audited and certified through CFSI’s CFS program.

Certain suppliers were able to identify specifically the smelters or refiners of Conflict Minerals that went into parts supplied to us.  We were not able to receive tailored information relative to the parts we purchased but received generically all possible smelter information for our supplier’s entire supply chain. These responses included the names of smelters or refiners listed in the table below.  We compared these facilities to the CFSI list of smelters and refiners.   We were not able to verify that all of the smelters or refiners named were certified Conflict-Free by CSFI, sometimes due to differences in names used by smelters or refiners.

With the exception of the responding suppliers described above, we are therefore unable to identify any of the other smelters or refiners actually in our supply chain.

Our identified smelter, facility country and metal table is provided at the bottom of this report.

Conflict Mineral Reporting Conclusion

After exercising the due diligence described above, the Company was unable to determine whether or not its products contain conflict minerals: (1) from recycled or scrap sources as defined in the Conflict Minerals Rule, (2) that did not originate in the Covered Countries, or (3) that did not directly or indirectly finance or benefit armed groups, as defined in the Conflict Minerals Rule, in the Covered Countries.

Our conclusion was due to a lack of information from our suppliers, regarding sourcing of parts and metals with conflict mineral content, required to conclude whether the necessary conflict minerals originated in the Covered Countries and, if so, whether the necessary conflict minerals were from recycle or scrap sources, were DRC conflict free or have not been found to be DRC conflict free.

Independent Audit

Pursuant to SEC guidance, this Conflict Mineral Report is not audited as none of the Company’s products have been found to be “DRC conflict free”.

Current and Future Steps

We continue to follow up with existing and new suppliers on completing and expanding surveys and working with their supply chains to identify the sourcing of conflict minerals.  For the purpose of the required Reasonable Country of Origin Inquiry (RCOI) and additional due diligence, we continued to receive supply chain responses through May 5, 2017.  In future compliance periods, we intend to take additional steps to further improve the information gathered in our due diligence in order to further determine sourcing, and mitigate the risk that the necessary conflict minerals benefit armed groups in the covered countries.  The current and/or future steps include:

-

Increase the response rate and completeness of suppliers’ smelters surveys, especially with the supply-chain of suppliers to our suppliers.

Further follow-up on survey response’s information discrepancies  or refinement for our purchases.

-	Making the Conflict Minerals supplier survey part of initial qualification of new vendors.
-	Encourage and negotiate with suppliers to responsibly source items containing conflict minerals and provide transparency with their supply-chain as to conflict mineral sourcing.
-	Participate in contacting smelters identified as a result of the supply-chain survey and requesting their participation in a program such as the CFS program to obtain a “conflict free” designation.

We expect the Company and our suppliers whose products contain conflict minerals to responsibly source and provide information as to the source of conflict minerals, as well as expecting their sub tier suppliers to do the same.  We expect that conflict mineral RCOI processes and systems are designed consistent with the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict- Affected and High Risk-Areas.  If we determine that any supplier is sourcing DRC conflict minerals that benefit armed groups, then we expect the supplier to commit to plan and take corrective action to move to a conflict free source.  If suitable action is not taken, we expect to look to alternative sources for the product.  Our goal is not to ban procurement of minerals from the DRC and adjoining countries, but to assure procurement from responsible sources in the region.  If we determine that any of the components of our products contain minerals from a mine, smelter or facility that is “non-conflict free”, we expect to work towards transitioning to products that are “conflict free”.  Our ability to do so is dependent on the criticality of the specific part and the availability of alternative suppliers.

Identified Smelter, Facility Country and Metal Table
Smelter Name	Smelter Country	Metal

5NPLUS	Canada	Tin
A.L.M.T. TUNGSTEN Corp.	JAPAN	Gold
A.L.M.T. TUNGSTEN Corp.	JAPAN	Tungsten
Abington Reldan Metals, LLC	UNITED STATES	Gold
So Accurate Group, Inc.	UNITED STATES	Gold
ACL Metais Eireli	BRAZIL	Tungsten
Advanced Chemical Company	UNITED STATES	Gold
Advanced Chemical Company	UNITED STATES	Tungsten
Western Australian Mint trading as The Perth Mint	AUSTRALIA	Tin
Aida Chemical Industries Co., Ltd.	JAPAN	Gold
Aida Chemical Industries Co., Ltd.	JAPAN	Tin
Aida Chemical Industries Co., Ltd.	JAPAN	Tungsten
Aktyubinsk Copper Company TOO	KAZAKHSTAN	Gold
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Gold
Alpha	UNITED STATES	Tin
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Tin
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Tantalum
A.L.M.T. TUNGSTEN Corp.	JAPAN	Tantalum
A.L.M.T. TUNGSTEN Corp.	JAPAN	Tin
Alpha	UNITED STATES	Tin
Alpha	UNITED STATES	Tantalum
Asahi Pretec Corporation	JAPAN	Gold
An Thai Minerals Co., Ltd.	VIET NAM	Tin
An Vinh Joint Stock Mineral Processing Company	VIET NAM	Tin
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Gold
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Tantalum
Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Gold
Aoki Labatories Ltd	CHINA	Gold
Argor-Heraeus S.A.	SWITZERLAND	Gold
Argor-Heraeus SA	SWITZERLAND	Tantalum
Asahi Pretec Corporation	JAPAN	Tantalum
Asahi Pretec Corporation	JAPAN	Tin
Asahi Refining USA Inc.	UNITED STATES	Gold
Asaka Riken Co., Ltd.	JAPAN	Gold
Asaka Riken Co., Ltd.	JAPAN	Tin
Asia Tungsten Products Vietnam Ltd.	VIET NAM	Tungsten
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Tantalum
Kennametal Huntsville	UNITED STATES	Tin
Kennametal Huntsville	UNITED STATES	Gold
Kennametal Huntsville	UNITED STATES	Tantalum
AU Traders and Refiners	SOUTH AFRICA	Gold
AURA-II	UNITED STATES	Gold
Avon Specialty Metals Ltd	UNITED KINGDOM	Tantalum
Bangalore Refinery	INDIA	Gold
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Gold
Bauer Walser AG	GERMANY	Gold
Beijing Zenith Materials	CHINA	Tungsten
Boliden AB	SWEDEN	Gold
Boliden AB	SWEDEN	Tantalum
PT Refined Bangka Tin	INDONESIA	Tin
C. Hafner GmbH + Co. KG	GERMANY	Gold
C. Hafner GmbH + Co. KG	GERMANY	Tin
Caridad	MEXICO	Gold
CCR Refinery – Glencore Canada Corporation	CANADA	Gold
Cendres + Métaux SA	SWITZERLAND	Gold
Cendres + Métaux SA	SWITZERLAND	Tin
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Tantalum
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Tin
Yunnan Copper Industry Co., Ltd.	CHINA	Gold
Changsha South Tantalum Niobium Co., Ltd.	CHINA	Tantalum
Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Tantalum
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Tungsten
Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Tin
Chimet S.p.A.	ITALY	Gold
China Minimetals Nonferrous Metals Co., Ltd.	CHINA	Tungsten
China National Gold Group Corporation	CHINA	Gold
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Gold
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tantalum
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tin
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Gold
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Tin
China Tin Group Co., Ltd.	CHINA	Gold
China Tin Group Co., Ltd.	CHINA	Tin
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Gold
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Tantalum
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Tungsten
Chugai Mining	JAPAN	Gold
Chugai Mining	JAPAN	Tin
CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Gold
CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Tin
Codelco	CHILE	Gold
Colt Refining	UNITED STATES	Gold
Conghua Tantalum and Niobium Smeltry	CHINA	Gold
Conghua Tantalum and Niobium Smeltry	CHINA	Tantalum
Alpha	UNITED STATES	Gold
Alpha	UNITED STATES	Tin
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Gold
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Tin
CV Ayi Jaya	INDONESIA	Gold
CV Ayi Jaya	INDONESIA	Tin
CV Dua Sekawan	INDONESIA	Tin
CV Gita Pesona	INDONESIA	Tin
PT Justindo	INDONESIA	Gold
PT Justindo	INDONESIA	Tin
CV Makmur Jaya	INDONESIA	Tin
PT Aries Kencana Sejahtera	INDONESIA	Gold
PT Aries Kencana Sejahtera	INDONESIA	Tin
CV Serumpun Sebalai	INDONESIA	Gold
CV Serumpun Sebalai	INDONESIA	Tin
CV Tiga Sekawan	INDONESIA	Tin
CV United Smelting	INDONESIA	Tin
CV Venus Inti Perkasa	INDONESIA	Tin
D Block Metals, LLC	UNITED STATES	Tantalum
Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Gold
Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Tin
Daye Non-Ferrous Metals Mining Ltd.	CHINA	Gold
Daye Non-Ferrous Metals Mining Ltd.	CHINA	Tin
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Gold
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tantalum
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tungsten
DODUCO GmbH	GERMANY	Gold
DODUCO GmbH	GERMANY	Tin
Duoluoshan	CHINA	Gold
Duoluoshan	CHINA	Tantalum
Duoluoshan	CHINA	Tin
Dowa	JAPAN	Tantalum
Dowa	JAPAN	Tin
Dowa	JAPAN	Gold
DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Gold
E.S.R. Electronics	UNITED STATES	Tantalum
Eco-System Recycling Co., Ltd.	JAPAN	Gold
Eco-System Recycling Co., Ltd.	JAPAN	Tin
Ekaterinburg	RUSSIAN FEDERATION	Gold
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Tin
Elmet S.L.U.	SPAIN	Tin
EM Vinto	BOLIVIA	Gold
EM Vinto	BOLIVIA	Tantalum
Emirates Gold DMCC	UNITED ARAB EMIRATES	Gold
EM Vinto	BOLIVIA	Tin
EM Vinto	BOLIVIA	Tin
Estanho de Rondônia S.A.	BRAZIL	Tin
Exotech Inc.	UNITED STATES	Gold
Exotech Inc.	UNITED STATES	Tantalum
Exotech Inc.	UNITED STATES	Tungsten
F&X Electro-Materials Ltd.	CHINA	Tantalum
F&X Electro-Materials Ltd.	CHINA	Gold
Faggi Enrico S.p.A.	ITALY	Gold
Feinhütte Halsbrücke GmbH	GERMANY	Gold
Feinhütte Halsbrücke GmbH	GERMANY	Tin
Fenix Metals	POLAND	Gold
Fenix Metals	POLAND	Tin
Fidelity Printers and Refiners Ltd.	ZIMBABWE	Gold
FIR Metals & Resource Ltd.	CHINA	Tantalum
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Gold
Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Gold
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Tin
Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Tin
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Tantalum
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Tungsten
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	Gold
Ganxian Shirui New Material Co., Ltd.	CHINA	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Gold
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Tantalum
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Gold
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tantalum
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tin
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tungsten
Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Tungsten
Geib Refining Corporation	UNITED STATES	Gold
Gejiu Fengming Metallurgy Chemical Plant	CHINA	Tin
Gejiu Jinye Mineral Company	CHINA	Tin
Gejiu Kai Meng Industry and Trade LLC	CHINA	Tin
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Gold
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Tin
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Tin
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Tantalum
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Tin
Global Advanced Metals Aizu	JAPAN	Tantalum
Global Advanced Metals Boyertown	UNITED STATES	Gold
Global Advanced Metals Boyertown	UNITED STATES	Tantalum
Global Tungsten & Powders Corp.	UNITED STATES	Gold
Global Tungsten & Powders Corp.	UNITED STATES	Tungsten
Gold Bell Group	CHINA	Tin
The Great Wall Gold and Silver Refinery of China	CHINA	Gold
Guangdong Jinding Gold Limited	CHINA	Gold
Guangdong MingFa Precious Metal Co.,Ltd	CHINA	Gold
Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Gold
Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Tungsten
Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Tantalum
Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Tin
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Tantalum
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Tungsten
Gujarat Gold Centre	INDIA	Gold
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Gold
H.C. Starck Co., Ltd.	THAILAND	Tantalum
H.C. Starck GmbH	GERMANY	Gold
H.C. Starck GmbH	GERMANY	Tantalum
H.C. Starck GmbH	GERMANY	Tin
H.C. Starck GmbH	GERMANY	Tungsten
H.C. Starck GmbH Goslar	GERMANY	Tantalum
H.C. Starck GmbH Laufenburg	GERMANY	Tantalum
H.C. Starck Group	GERMANY	Tantalum
H.C. Starck Hermsdorf GmbH	GERMANY	Tantalum
H.C. Starck Inc.	UNITED STATES	Tantalum
H.C. Starck Inc.	UNITED STATES	Tungsten
H.C. Starck Ltd.	JAPAN	Tantalum
H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tantalum
H.C. Starck Smelting GmbH & Co.KG	GERMANY	Tungsten
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Gold
Heimerle + Meule GmbH	GERMANY	Gold
Heimerle + Meule GmbH	GERMANY	Tin
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Tantalum
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Gold
Heraeus Ltd. Hong Kong	CHINA	Gold
Heraeus Ltd. Hong Kong	CHINA	Tin
Heraeus Ltd. Hong Kong	CHINA	Tungsten
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Gold
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Tin
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Tungsten
Hi-Temp Specialty Metals, Inc.	UNITED STATES	Tantalum
Hitachi Metals, Ltd.,	JAPAN	Tungsten
Hi-Temp Specialty Metals, Inc.	UNITED STATES	Tungsten
Hi-Temp Specialty Metals, Inc.	UNITED STATES	Gold
HuiChang Hill Tin Industry Co., Ltd.	CHINA	Tin
Huichang Jinshunda Tin Co., Ltd.	CHINA	Tin
Hunan Chenzhou Mining Co., Ltd.	CHINA	Gold
Hunan Chenzhou Mining Co., Ltd.	CHINA	Tantalum
Hunan Chenzhou Mining Co., Ltd.	CHINA	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Tantalum
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Tin
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Tungsten
HwaSeong CJ Co., Ltd.	KOREA, REPUBLIC OF	Gold
Hydrometallurg, JSC	RUSSIAN FEDERATION	Tungsten
Qiankun Gold and Silver	CHINA	Gold
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	Gold
Ishifuku Metal Industry Co., Ltd.	JAPAN	Gold
Ishifuku Metal Industry Co., Ltd.	JAPAN	Tantalum
Istanbul Gold Refinery	TURKEY	Gold
Istanbul Gold Refinery	TURKEY	Tungsten
Japan Mint	JAPAN	Gold
Japan Mint	JAPAN	Tantalum
Japan New Metals Co., Ltd.	JAPAN	Tin
Japan New Metals Co., Ltd.	JAPAN	Tungsten
Jiangxi Copper Company Limited	CHINA	Gold
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Tungsten
Jiangxi Copper Company Limited	CHINA	Tin
Jiangxi Copper Company Limited	CHINA	Tungsten
Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Tin
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Tungsten
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Gold
Jiangxi Nanshan	CHINA	Tin
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	Tungsten
Jiangxi Richsea New Materials Co., Ltd.	CHINA	Tungsten
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Tungsten
Jiangxi Tungsten Industry Group Co Ltd	CHINA	Tungsten
Jiangxi Tuohong New Raw Material	CHINA	Tantalum
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tungsten
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Gold
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Tantalum
Jiujiang Tanbre Co., Ltd.	CHINA	Gold
Jiujiang Tanbre Co., Ltd.	CHINA	Tantalum
Jiujiang Tanbre Co., Ltd.	CHINA	Tungsten
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Asahi Refining Canada Ltd.	CANADA	Gold
Asahi Refining USA Inc.	UNITED STATES	Tantalum
Asahi Refining USA Inc.	UNITED STATES	Tin
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Gold
JSC Uralelectromed	RUSSIAN FEDERATION	Gold
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Gold
Kaloti Precious Metals	UNITED ARAB EMIRATES	Gold
Kazakhmys Smelting LLC	KAZAKHSTAN	Gold
Kazzinc	KAZAKHSTAN	Gold
KEMET Blue Metals	MEXICO	Tantalum
KEMET Blue Powder	UNITED STATES	Gold
KEMET Blue Powder	UNITED STATES	Tantalum
KEMET Blue Powder	UNITED STATES	Tungsten
Kennametal Fallon	UNITED STATES	Tungsten
Kennametal Huntsville	UNITED STATES	Tungsten
Kennecott Utah Copper LLC	UNITED STATES	Gold
Kennecott Utah Copper LLC	UNITED STATES	Tin
Kennecott Utah Copper LLC	UNITED STATES	Tungsten
KGHM Polska Miedź Spółka Akcyjna	POLAND	Gold
King-Tan Tantalum Industry Ltd.	CHINA	Tantalum
Koba/Primah	INDONESIA	Tin
Kojima Chemicals Co., Ltd.	JAPAN	Gold
Kojima Chemicals Co., Ltd.	JAPAN	Tantalum
Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	Gold
Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	Tantalum
Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Gold
PT Timah (Persero) Tbk Kundur	INDONESIA	Tin
Kyrgyzaltyn JSC	KYRGYZSTAN	Gold
Kyrgyzaltyn JSC	KYRGYZSTAN	Tin
Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Gold
L' azurde Company For Jewelry	SAUDI ARABIA	Tin
Caridad	MEXICO	Tin
L'azurde Company For Jewelry	SAUDI ARABIA	Gold
Lingbao Gold Company Limited	CHINA	Gold
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Gold
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Tin
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	Gold
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	Tin
China Tin Group Co., Ltd.	CHINA	Tin
LSM Brasil S.A.	BRAZIL	Tantalum
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Gold
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Tin
Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA	Tungsten
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Tantalum
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Gold
Ma On Shuguang Smelting Plant	CHINA	Tin
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Tin
Malaysia Smelting Corporation (MSC)	MALAYSIA	Tantalum
Malaysia Smelting Corporation (MSC)	MALAYSIA	Tin
Malaysia Smelting Corporation (MSC)	MALAYSIA	Tin
Malaysia Smelting Corporation (MSC)	MALAYSIA	Tungsten
Malipo Haiyu Tungsten Co., Ltd.	CHINA	Tungsten
Materion	UNITED STATES	Gold
Materion	UNITED STATES	Tantalum
Materion	UNITED STATES	Tin
Materion	UNITED STATES	Tungsten
Matsuda Sangyo Co., Ltd.	JAPAN	Gold
Matsuda Sangyo Co., Ltd.	JAPAN	Tin
Matsuda Sangyo Co., Ltd.	JAPAN	Tungsten
MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM	Tin
Melt Metais e Ligas S.A.	BRAZIL	Tin
Sumitomo Metal Mining Co., Ltd.	JAPAN	Gold
PT Timah	INDONESIA	Tin
Metahub Industries Sdn. Bhd.	MALAYSIA	Gold
Metahub Industries Sdn. Bhd.	MALAYSIA	Tin
China Tin Group Co., Ltd.	CHINA	Tin
Metallic Resources, Inc.	UNITED STATES	Gold
Metallic Resources, Inc.	UNITED STATES OF AMERICA	Tin
Metallo-Chimique N.V.	BELGIUM	Gold
Metallo-Chimique N.V.	BELGIUM	Tin
Metallo-Chimique N.V.	BELGIUM	Tungsten
Metallurgical Products India Pvt., Ltd.	INDIA	Gold
Metallurgical Products India Pvt., Ltd.	INDIA	Tantalum
Metalor Technologies SA	SWITZERLAND	Tin
Metalor Technologies (Hong Kong) Ltd.	CHINA	Tungsten
Metalor Technologies (Hong Kong) Ltd.	HONG KONG	Gold
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Gold
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Tungsten
Metalor Technologies (Suzhou) Ltd.	CHINA	Gold
Metalor Technologies SA	SWITZERLAND	Gold
Metalor Technologies SA	SWITZERLAND	Tantalum
Metalor USA Refining Corporation	UNITED STATES	Tungsten
Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Gold
Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	Gold
Mineração Taboca S.A.	BRAZIL	Tantalum
Mineração Taboca S.A.	BRAZIL	Tin
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tin
Minsur	PERU	Gold
Minsur	PERU	Tin
Minsur	PERU	Tin
Minsur	PERU	Tungsten
Mitsubishi Materials Corporation	JAPAN	Gold
Mitsubishi Materials Corporation	JAPAN	Tantalum
Mitsubishi Materials Corporation	JAPAN	Tin
Mitsubishi Materials Corporation	JAPAN	Tungsten
Mitsui Mining and Smelting Co., Ltd.	JAPAN	Gold
Mitsui Mining and Smelting Co., Ltd.	JAPAN	Tin
Mitsui Mining and Smelting Co., Ltd.	JAPAN	Tungsten
Mitsui Mining & Smelting	JAPAN	Tantalum
MMTC-PAMP India Pvt., Ltd.	INDIA	Gold
Modeltech Sdn Bhd	MALAYSIA	Gold
Modeltech Sdn Bhd	MALAYSIA	Tin
Moliren Ltd	RUSSIAN FEDERATION	Tungsten
Molycorp Silmet A.S.	ESTONIA	Gold
Molycorp Silmet A.S.	ESTONIA	Tantalum
Molycorp Silmet A.S.	ESTONIA	Tin
Morris and Watson	NEW ZEALAND	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Tantalum
Malaysia Smelting Corporation (MSC)	MALAYSIA	Gold
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Gold
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Tungsten
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Tin
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Gold
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Tantalum
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Tin
Niagara Refining LLC	UNITED STATES OF AMERICA	Tungsten
Nihon Material Co., Ltd.	JAPAN	Gold
Nihon Material Co., Ltd.	JAPAN	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Gold
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tin
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tungsten
NIPPON TUNGSTEN CO., LTD.	JAPAN	Tungsten
Aurubis AG	GERMANY	Gold
Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Tungsten
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Tungsten
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tin
O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Tin
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Gold
Elemetal Refining, LLC	UNITED STATES	Tin
Elemetal Refining, LLC	UNITED STATES	Tungsten
Ohura Precious Metal Industry Co., Ltd.	JAPAN	Gold
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet)	RUSSIAN FEDERATION	Gold
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Gold
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Tantalum
OMSA	BOLIVIA	Tin
Operaciones Metalurgical S.A.	BOLIVIA	Tungsten
Operaciones Metalurgical S.A.	BOLIVIA	Gold
Operaciones Metalurgical S.A.	BOLIVIA	Tantalum
Ohio Precious Metals, LLC	UNITED STATES	Gold
PAMP S.A.	SWITZERLAND	Gold
PAMP SA	SWITZERLAND	Tantalum
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tantalum
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tin
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tungsten
Penglai Penggang Gold Industry Co., Ltd.	CHINA	Gold
Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Tungsten
Phoenix Metal Ltd.	RWANDA	Tantalum
Phoenix Metal Ltd.	RWANDA	Tin
Plansee SE Liezen	AUSTRIA	Gold
Plansee SE Liezen	AUSTRIA	Tantalum
Plansee SE Liezen	AUSTRIA	Tin
Plansee SE Liezen	AUSTRIA	Tungsten
Plansee SE Reutte	AUSTRIA	Tantalum
Plansee SE Reutte	AUSTRIA	Tungsten
Pobedit, JSC	RUSSIAN FEDERATION	Tungsten
Power Resources Ltd.	MACEDONIA, REPUBLIC OF	Tantalum
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Gold
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Tantalum
PT Alam Lestari Kencana	INDONESIA	Gold
PT Alam Lestari Kencana	INDONESIA	Tin
PT Aneka Tambang (Persero) Tbk	INDONESIA	Gold
PT Aneka Tambang (Persero) Tbk	INDONESIA	Tantalum
PT Aries Kencana Sejahtera	INDONESIA	Tin
PT Artha Cipta Langgeng	INDONESIA	Gold
PT Artha Cipta Langgeng	INDONESIA	Tin
PT ATD Makmur Mandiri Jaya	INDONESIA	Tin
PT Babel Inti Perkasa	INDONESIA	Gold
PT Babel Inti Perkasa	INDONESIA	Tin
PT Bangka Kudai Tin	INDONESIA	Gold
PT Bangka Kudai Tin	INDONESIA	Tin
PT Bangka Prima Tin	INDONESIA	Tin
PT Bangka Putra Karya	INDONESIA	Gold
PT Bangka Putra Karya	INDONESIA	Tantalum
PT Bangka Putra Karya	INDONESIA	Tin
PT Bangka Timah Utama Sejahtera	INDONESIA	Gold
PT Bangka Timah Utama Sejahtera	INDONESIA	Tin
PT Bangka Tin Industry	INDONESIA	Tin
PT Belitung Industri Sejahtera	INDONESIA	Gold
PT Belitung Industri Sejahtera	INDONESIA	Tin
PT BilliTin Makmur Lestari	INDONESIA	Gold
PT BilliTin Makmur Lestari	INDONESIA	Tin
PT Bukit Timah	INDONESIA	Gold
PT Bukit Timah	INDONESIA	Tin
PT Cipta Persada Mulia	INDONESIA	Tin
PT DS Jaya Abadi	INDONESIA	Gold
PT DS Jaya Abadi	INDONESIA	Tin
PT Eunindo Usaha Mandiri	INDONESIA	Gold
PT Eunindo Usaha Mandiri	INDONESIA	Tin
PT Fang Di MulTindo	INDONESIA	Gold
PT Fang Di MulTindo	INDONESIA	Tin
PT HANJAYA PERKASA METALS	INDONESIA	Tin
PT HP Metals Indonesia	INDONESIA	Tin
PT Bukit Timah	INDONESIA	Tungsten
PT Inti Stania Prima	INDONESIA	Tin
PT Justindo	INDONESIA	Tin
PT Karimun Mining	INDONESIA	Tin
PT Kijang Jaya Mandiri	INDONESIA	Tin
PT Koba Tin	INDONESIA	Tin
PT Lautan Harmonis Sejahtera	INDONESIA	Tin
PT Mitra Stania Prima	INDONESIA	Gold
PT Mitra Stania Prima	INDONESIA	Tin
PT Panca Mega Persada	INDONESIA	Gold
PT Panca Mega Persada	INDONESIA	Tin
PT Pelat Timah Nusantara Tbk	INDONESIA	Tin
PT Prima Timah Utama	INDONESIA	Tin
PT Rajwa International	INDONESIA	Tin
PT Refined Bangka Tin	INDONESIA	Gold
PT Sariwiguna Binasentosa	INDONESIA	Gold
PT Sariwiguna Binasentosa	INDONESIA	Tin
PT Seirama Tin Investment	INDONESIA	Tin
PT Singkep Times Utama	INDONESIA	Tin
PT Stanindo Inti Perkasa	INDONESIA	Gold
PT Stanindo Inti Perkasa	INDONESIA	Tin
PT Sukses Inti Makmur	INDONESIA	Tin
PT Sumber Jaya Indah	INDONESIA	Gold
PT Sumber Jaya Indah	INDONESIA	Tin
PT Supra Sukses Trinusa	INDONESIA	Tin
PT Timah (Persero) Tbk Mentok	INDONESIA	Gold
PT Timah (Persero) Tbk Mentok	INDONESIA	Tungsten
PT Timah (Persero) Tbk Kundur	INDONESIA	Gold
PT Timah (Persero) Tbk Mentok	INDONESIA	Tin
PT Pelat Timah Nusantara Tbk	INDONESIA	Gold
PT Tinindo Inter Nusa	INDONESIA	Gold
PT Tinindo Inter Nusa	INDONESIA	Tin
PT Tommy Utama	INDONESIA	Tin
PT Wahana Perkit Jaya	INDONESIA	Tin
PT Yinchendo Mining Industry	INDONESIA	Tin
PX Précinox S.A.	SWITZERLAND	Gold
PX Précinox SA	SWITZERLAND	Tantalum
QuantumClean	UNITED STATES	Tantalum
Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Gold
Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Tantalum
Remondis Argentia B.V.	NETHERLANDS	Gold
Republic Metals Corporation	UNITED STATES	Gold
Republic Metals Corporation	UNITED STATES	Tin
Resind Indústria e Comércio Ltda.	BRAZIL	Tantalum
Resind Indústria e Comércio Ltda.	BRAZIL	Tin
RFH Tantalum Smeltry Co., Ltd.	CHINA	Tantalum
RFH Tantalum Smeltry Co., Ltd.	CHINA	Gold
Royal Canadian Mint	CANADA	Gold
Royal Canadian Mint	CANADA	Tantalum
Rui Da Hung	TAIWAN	Tantalum
Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Tin
SAAMP	FRANCE	Gold
Sabin Metal Corp.	UNITED STATES	Gold
Sabin Metal Corp.	UNITED STATES	Tantalum
SAFINA A.S.	CZECH REPUBLIC	Gold
Sai Refinery	INDIA	Gold
Samduck Precious Metals	KOREA, REPUBLIC OF	Gold
SAMWON Metals Corp.	KOREA, REPUBLIC OF	Gold
SAMWON Metals Corp.	KOREA, REPUBLIC OF	Tantalum
Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	Tungsten
SAXONIA Edelmetalle GmbH	GERMANY	Gold
Schone Edelmetaal B.V.	NETHERLANDS	Gold
Schone Edelmetaal B.V.	NETHERLANDS	Tantalum
SEMPSA Joyería Platería S.A.	SPAIN	Gold
SEMPSA Joyería Platería SA	SPAIN	Tantalum
SEMPSA Joyería Platería SA	SPAIN	Tungsten
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Tantalum
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Gold
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Gold
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Tantalum
Shanghai Jiangxi Metals Co. Ltd	CHINA	Tantalum
Shenzhen FuJun Material Technology CO.LTD	CHINA	Gold
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Tantalum
Sichuan Metals & Materials Imp & Exp Co	CHINA	Tungsten
Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Gold
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Tin
Singway Technology Co., Ltd.	TAIWAN	Gold
Plansee	AUSTRIA	Tantalum
Mineração Taboca S.A.	BRAZIL	Tin
ACL Metais Eireli	BRAZIL	Tungsten
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Tantalum
China Hongqiao	CHINA	Tin
Guixi smelter	CHINA	Tin
Kunshan shenghan	China	Tin
SHAOXING TIANLONG TIN MATERIALS	China	Tin
XiHai - Liuzhou China Tin Group Co ltd	CHINA	Tin
China Minmetals Corp	CHINA	Tungsten
H.C. Starck Group	GERMANY	Tantalum
PT Koba Tin	INDONESIA	Tin
PT Tirus Putra Mandiri	INDONESIA	Tin
CV Duta Putra Bangka	INDONESIA	Tin
CV Makmur Jaya	INDONESIA	Tin
CV United Smelting	INDONESIA	Tin
PT Alam Lestari Kencana	INDONESIA	Tin
PT Bangka Putra Karya	INDONESIA	Tin
PT Donna Kembara Jaya	INDONESIA	Tin
PT HP Metals Indonesia	INDONESIA	Tin
PT Yinchendo Mining Industry	INDONESIA	Tin
POONGSAN CORPORATION	REPUBLIC OF KOREA	Tin
Posco	REPUBLIC OF KOREA	Tin
Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Tin
Wolfram JSC, Russia	RUSSIAN FEDERATION	Tungsten
Tantalite Resources	SOUTH AFRICA	Tantalum
Global Advanced Metals	UNITED STATES	Tantalum
Technic Inc.	UNITED STATES	Tin
An Thai Minerals Co., Ltd.	VIET NAM	Tin
So Accurate Refining Group	UNITED STATES	Tin
So Accurate Group, Inc.	UNITED STATES	Tungsten
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Tantalum
Soft Metais Ltda.	BRAZIL	Gold
Soft Metais Ltda.	BRAZIL	Tin
Solar Applied Materials Technology Corp.	TAIWAN	Gold
Solar Applied Materials Technology Corp.	TAIWAN	Tantalum
Solar Applied Materials Technology Corp.	TAIWAN	Tin
Solar Applied Materials Technology Corp.	TAIWAN	Tungsten
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Tantalum
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Tin
South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Tungsten
Sudan Gold Refinery	SUDAN	Gold
Sumitomo Metal Mining Co., Ltd.	JAPAN	Tungsten
Sumitomo Metal Mining Co., Ltd.	JAPAN	Tantalum
Souzhou XingRui Noble	CHINA	Gold
T.C.A S.p.A	ITALY	Gold
Taki Chemical Co., Ltd.	JAPAN	Tantalum
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Tungsten
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Gold
Tantalite Resources	SOUTH AFRICA	Tantalum
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Tungsten
Telex Metals	UNITED STATES	Tantalum
Thaisarco	THAILAND	Tantalum
Thaisarco	THAILAND	Tin
Thaisarco	THAILAND	Tungsten
Thaisarco	THAILAND	Gold
Thaisarco	THAILAND	Tin
Western Australian Mint trading as The Perth Mint	AUSTRALIA	Tantalum
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Gold
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Tin
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Tungsten
Tokuriki Honten Co., Ltd.	JAPAN	Gold
Tokuriki Honten Co., Ltd.	JAPAN	Tantalum
Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Tantalum
Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Tin
Tony Goetz NV	BELGIUM	Gold
TOO Tau-Ken-Altyn	KAZAKHSTAN	Gold
Torecom	KOREA, REPUBLIC OF	Gold
Sumitomo Metal Mining Co., Ltd.	JAPAN	Tin
Tranzact, Inc.	UNITED STATES	Tantalum
Triumph Northwest	UNITED STATES	Tungsten
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Tin
Ulba Metallurgical Plant JSC	KAZAKHSTAN	Tantalum
Ulba Metallurgical Plant JSC	KAZAKHSTAN	Tungsten
Umicore Brasil Ltda.	BRAZIL	Gold
Umicore Precious Metals Thailand	THAILAND	Gold
Umicore SA Business Unit Precious Metals Refining	BELGIUM	Gold
Umicore SA Business Unit Precious Metals Refining	BELGIUM	Tin
Unecha Refractory metals plant	RUSSIAN FEDERATION	Tungsten
United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Gold
Universal Precious Metals Refining Zambia	ZAMBIA	Gold
Valcambi SA	SWITZERLAND	Gold
Valcambi SA	SWITZERLAND	Tantalum
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Tungsten
VQB Mineral and Trading Group JSC	VIET NAM	Tin
Wolfram Bergbau und Hütten AG	AUSTRIA	Tantalum
Western Australian Mint trading as The Perth Mint	AUSTRALIA	Gold
White Solder Metalurgia e Mineração Ltda.	BRAZIL	Tin
WIELAND Edelmetalle GmbH	GERMANY	Gold
Wolfram Bergbau und Hütten AG	AUSTRIA	Tungsten
Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Tungsten
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Tantalum
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Tungsten
Xiamen Tungsten Co., Ltd.	CHINA	Gold
Xiamen Tungsten Co., Ltd.	CHINA	Tantalum
Xiamen Tungsten Co., Ltd.	CHINA	Tin
Xiamen Tungsten Co., Ltd.	CHINA	Tungsten
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Tungsten
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Tungsten
XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Tantalum
Xstrata Canada Corporation	CANADA	Gold
CCR Refinery - Glencore Canada Corporation	CANADA	Tantalum
CCR Refinery - Glencore Canada Corporation	CANADA	Tin
CCR Refinery - Glencore Canada Corporation	CANADA	Tungsten
Yamamoto Precious Metal Co., Ltd.	JAPAN	Gold
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Tantalum
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	Tin
Yokohama Metal Co., Ltd.	JAPAN	Gold
Yokohama Metal Co., Ltd.	JAPAN	Tin
Yokohama Metal Co., Ltd.	JAPAN	Tungsten
Yunnan Tin Company Limited	CHINA	Tin
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Gold
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Tungsten
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Tin
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Gold
Yunnan Tin Company Limited	CHINA	Tin
Yunnan Tin Group (Holding) Company Limited	CHINA	Gold
ZhongShi	CHINA	Tin
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Tin
Zhuhai Horyison Solder Co.,Ltd	CHINA	Tin
Zhuzhou Cemented Carbide	CHINA	Tantalum
Zhuzhou Cemented Carbide	CHINA	Tin
Zhuzhou Cemented Carbide	CHINA	Tungsten
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Gold
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Tin
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Tungsten

Caution Concerning Forward-Looking Statements

Certain statements in this report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “expects,” “future,” “plans,” and “intends,” and similar expressions are used to identify these forward-looking statements.  Examples of forward-looking statements include statements relating to our future plans, and any other statement that does not directly relate to any historical or current fact.  Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate.  Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities).  These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict.  Actual outcomes and results may differ materially from these forward-looking statements.  As a result, these statements speak only as of the date they are made and we undertake no obligation to update or revise any forward-looking statement, except as required by federal securities laws.